Exhibit 10.3

July 11, 2022

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc.

410 N. 44th Street

Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: Third Amendment (this “Amendment”) to the Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. (“Contractor”), Mesa Air Group, Inc. (“Parent”) and United Airlines, Inc. (“United” and, together with Contractor and Parent, the “Parties”), are each a party to that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 (as amended by the First Amendment and Second Amendment thereto, the “CPA”).  Capitalized terms not defined herein shall be defined as provided in the CPA. All terms and conditions set forth in this Amendment are effective as of the date first written above.

SECTION 1.Certain Amendments.

1.1

Section 2.1(d) – Spare Aircraft.  Section 2.1(d) of the CPA is hereby amended to add the following after the phrase “subject to the provisions below in this Section 2.1(d)” in the second line thereof: “and also subject to Section 10.9”.

1.2	Section 3.2(c) – Incentive Program. Section 3.2 of the CPA is hereby amended to add the following provisions as a new sub-paragraph (c):

(c)[***]

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1.3	Section 4.1(g) – AviateTM Participation Agreement. The proviso set forth in the first sentence of Section 4.1(g) of the CPA is hereby deleted in its entirety.

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1.4	Section 4.27(d) – Block-Hour Requirement; Pilot Requirement; Designation of Non-Comp Aircraft. The reference in Section 4.27(d) of the CPA to [***] is hereby replaced with [***]

1.5

Section 8.4(e) – Liquidated Damages for Termination by United or Contractor Breach. The CPA is hereby amended by deleting Section 8.4(e) and Section 8.4(f) in their entirety and replacing them with the following:

“(e) If either (x) Contractor or Parent, either expressly or through an affirmative act, repudiates this Agreement, or otherwise breaches this Agreement in any manner that either results in Contractor’s inability or failure to materially perform under this Agreement or substantially deprives United of the benefits of this Agreement, and Contractor is unable or unwilling to provide United with reasonable assurance that such breach will be cured by Contractor within [***] following such breach (a “Repudiation Event”), or (y) United terminates this Agreement as a result of Contractor’s breach, then, in each case [***] in each case calculated as though both (I) in the [***] period referenced in the definition of “Daily United Damages” every Final Monthly Schedule during such period fully satisfied the Block Hour Requirement applicable to such Final Monthly Schedule based on “Average Scheduled Stage Length” in the table set out in Section 4.27(a) and (II) United had exercised its full extension rights to the maximum extent permitted under Section 10.2 as of immediately prior to such Repudiation Event or termination with respect to each United Owned E175 Covered Aircraft; provided that, solely for the purpose of the reference to Section 10.2 in this Section 8.4(e), (i) the [***]notice requirement in Section 10.2 shall be disregarded, and (ii) such full exercise of extension rights referenced above shall be interpreted to include both increments of extensions referenced in the proviso to Section 10.2(a) and also to include all United Owned E175 Covered Aircraft as extended throughout such extension period. [***] (including all payments received pursuant to Section 3.6 in respect of such operations at the rates and amounts in effect prior to the Second Amendment Effective Date), minus (Y) the United incurred expenses referred to in Section 3.4(a) incurred in respect of such operation, and divided by (Z) 365.  Where applicable, dollar amounts used in the calculations described in this Section 8.4(e) shall be as reported in United’s Financial Profitability System. [***]

(f) If a Termination Event or Repudiation Event shall have occurred, then notwithstanding anything contained in this Agreement to the contrary [***] to Contractor that would otherwise have been required pursuant to Section 2.4 (but for this Section 8.4(f)).”

1.6	Section 10.9 – Parked Aircraft. The CPA is hereby amended to add a new Section 10.9 as follows:

“10.9Parked Covered Aircraft.

(a)

United shall have the right, exercisable in its sole discretion at any time from time to time by delivery of written notice to Contractor, either (i) to designate [***] Covered Aircraft to a Parked Covered Aircraft or (ii) to cease to designate convert [***] Parked Covered Aircraft as Parked Covered Aircraft; provided that such written notice, if delivered from and after [***], shall (x) not provide for any such designation to be

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made effective prior to the date that is [***] following the date of delivery of such notice, (y) include a revised Schedule 1 that replaces the previously effective Schedule 1 in its entirety solely to specify a Parked Aircraft Commencement Date (in the case of a Covered Aircraft that has been designated as a Parked Covered Aircraft) and/or a Scheduled In-Service Date (in the case of a Parked Covered Aircraft that has ceased to be designated as a Parked Covered Aircraft), as applicable.  Effective immediately upon delivery by United of any such written notice of designation to Contractor with respect to any aircraft, Schedule 1 shall be deemed automatically amended and restated in full compliance with Section 11.3 without any further action by any party and such amended and restated Schedule 1 shall thereafter constitute Schedule 1 for all purposes of this Agreement until and unless otherwise validly amended in accordance with this Agreement.

(b)	Notwithstanding anything to the contrary in this Agreement, for so long as an aircraft is designated as a Parked Covered Aircraft pursuant to this Agreement:

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ii.

such Parked Covered Aircraft shall not be considered Covered Aircraft for the purposes of (w) determining whether a Covered Aircraft is used in scheduled service or available to schedule for Scheduled Flights, (x) the calculation of spare aircraft requirements pursuant to Section 2.1(d), or (y) the calculations in the definition of System Flight Disruption.

(c)

United shall have complete discretion in the selection of the particular United-owned engines to be withdrawn with respect to any particular Parked Covered Aircraft subject to a termination or removal under this Agreement, and shall provide written notice to Contractor of its selection no later than [***] prior to the expiration of the applicable Covered Aircraft Lease.

(d)	[***]

1.7	Schedule 1 – Covered Aircraft. Table 4 to Schedule 1 of the CPA is hereby amended and restated in its entirety with the version of such schedule set out on Attachment 1 to this Amendment.

1.8	Schedule 2A. Table 1, Table 2, and Table 4 to Schedules 2A of the CPA are hereby amended and restated in their entirety with the versions of such schedules set out on Attachment 2 to this Amendment.

1.9	Exhibit A – Defined Terms. Exhibit A to the CPA is hereby amended to add new definitions, or to amend and restate existing definitions, as applicable, as follows:

“Adjusted CCF” – [***]

“Aircraft Storage Costs” – has the meaning given to such term in Section 10.9.

“CCF Bonus Adjustment” – has the meaning given to such term in Section 3.2(c).

“CCF Bonus Adjustment Period” – has the meaning given to such term in Section 3.2(c).

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“Covered Aircraft” means, subject to Section 10.9, the E175 Covered Aircraft, the E175LL Covered Aircraft, and the CRJ700 Covered Aircraft, it being understood that there are no CRJ550 Covered Aircraft.

“Parked Covered Aircraft” means, as of any date of determination, each aircraft designated by United as a Parked Covered Aircraft as of such date in accordance with Section 10.9.

“Repudiation Event” has the meaning given to such term in Section 8.4(e).

“Second Amendment Effective Date” means [***].

“Termination Date” – means the date of early termination of this Agreement, as such date is specified in a notice delivered from one party to the others pursuant to Section 2.4 or Section 8.2, as applicable, or, if no such early termination shall have occurred, the date of the end of the Term, it being understood that, from and after the Termination Date as to a Covered Aircraft (but without limiting the applicable provisions of Section 8.3), (i) such Covered Aircraft shall be considered withdrawn from the capacity purchase provisions of this Agreement and (ii) the term of any aircraft leases for any Covered Aircraft shall, without the requirement for any further notice, automatically expire and conclude on the earlier to occur of (x) the date of termination as set forth in any notice delivered pursuant to Section 2.4 or Section 8.2 and (y) date of the end of the Term.

“Very Long Delay” [***]

SECTION 2.Miscellaneous.

This Amendment may be executed in counterparts, each of which is deemed an original hereof.  The Parties shall become bound by this Amendment immediately upon execution hereof by each Party.  Except as expressly amended in this Amendment, the CPA will remain in full force and effect.  Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person.  This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

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If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Gerry Laderman_
	Name:	Gerry Laderman
	Title:	EVP & CFO

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
	Name:	Michael Lotz
	Title:	President

MESA AIR GROUP, INC.

By:	/s/ Michael Lotz
	Name:	Michael Lotz
	Title:	President

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ATTACHMENT 1

SCHEDULE 1
Covered Aircraft

Table 4 E175LL Covered Aircraft

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Note 3 – Relating to E175LL Covered Aircraft:

The delivery dates and in-service dates for E175LL Covered Aircraft must satisfy the following conditions:

(a)

No later than [***] prior to the scheduled delivery month for each E175LL Covered Aircraft, or as soon as practically possible for any of the E175LL Covered Aircraft, as set forth on Table 4 to Schedule 1 (the “E175LL Scheduled Delivery Date”), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the E175LL Covered Aircraft (the “E175LL Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual E175 Committed In-Service Date pursuant to clause (e) below, and (y)

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such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.
(b)

Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each E175LL Covered Aircraft from time to time in advance of the E175LL Scheduled Delivery Date with respect to such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)

[***] prior to the E175LL Scheduled Delivery Date for each of the E175LL Covered Aircraft as set forth on Table 4 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than [***] prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.

(d)

With respect to each E175LL Covered Aircraft, Contractor shall provide a final notice of the actual delivery date of any E175LL Covered Aircraft to United no later than the Actual Delivery Date, and which determination shall be confirmed in writing by the parties.

(e)

Following the determination of the Actual Delivery Date for an E175LL Covered Aircraft pursuant to clause (d) above, the parties shall determine an E175LL Committed In-Service Date, which shall be not later than the first to occur of (x) the [***] following the Actual Delivery Date and (y) the date set forth under the caption “Actual In-Service Date” for such aircraft on Table 4 to Schedule 1 (as such Actual In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than [***] and which determination shall be confirmed in writing by the parties.

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ATTACHMENT 2

SCHEDULE 2A
E175 Covered Aircraft Compensation for Carrier Controlled Costs

Table 1 – United Owned E175 Covered Aircraft

The following Table 1 shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement:

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Table 2 – Contractor Owned E175 Covered Aircraft

The following Table 2 shall apply per corresponding year to Contractor Owned E175 Covered Aircraft flown under this Agreement:

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Table 4 – E175LL Covered Aircraft – United Aircraft Ownership

The following Table 4 shall apply per corresponding year to E175LL Covered Aircraft flown under this Agreement with United aircraft ownership; [***]

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